UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 22, 2010
Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12959 Coral Tree Place, Los Angeles, CA	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 28, 2010, Stamps.com Inc. (the “Company”) issued a press release announcing the Board of Directors’ approval on July 22, 2010 of a waiver from the net operating loss protective provisions contained in the Company’s amended and restated certificate of incorporation.  A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the waiver is attached hereto as Exhibit 99.2, and each is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

99.1 Press Release of Stamps.com Inc. dated July 28, 2010.

99.2 Waiver approved by the Stamps.com Inc. board of directors on July 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

July 28, 2010	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Stamps.com Inc. dated July 28, 2010

99.2	Waiver approved by the Stamps.com Inc. board of directors on July 22, 2010.